FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2020
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

15. FAIR VALUE MEASUREMENTS

Assets and liabilities measured or disclosed at fair value

The Company measures its financial assets and liabilities, including contingent consideration and warrant liability at fair value on a recurring basis as of December 31, 2019 and 2020. The Company measured its accounts receivable, accounts payable, short-term debt, amounts due to related parties at amortized cost. Cash is classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market. The carrying value of the short-term debt obligations approximate fair value, considering the borrowing rates are at the same level of the current market yield for the comparable debts. The carrying value of accounts receivable, accounts payable, and amounts due to related parties approximate fair value due to the relatively short maturity.

15. FAIR VALUE MEASUREMENTS (cont.)

The following table presents the fair value hierarchy for assets and liabilities measured at fair value on a recurring basis:

	As of December 31, 2019				As of December 31, 2020
	Fair Value Measurement at the Reporting Date using				Fair Value Measurement at the Reporting Date using
	Quoted				Quoted
	price in				price in
	active				active
	markets				markets
	for	Significant	Significant		for	Significant	Significant
	identical	other	unobservable		identical	other	unobservable
	assets	observable	inputs		assets	observable	inputs
	Level 1	inputs	Level 3	Total	Level 1	inputs	Level 3	Total
Warrant liability	—	—	—	—	—	—	(1,690)	(1,690)

The Company did not transfer any assets or liabilities in or out of Level 3 during the years ended December 31, 2018, 2019 and 2020.

In January 2019, the Company modified acquisition agreement with all of the dealerships and after sales service centers, under the modified terms, the fair value of contingent consideration is also affected by the operating results and the share price of KAH and the obligation to pay the contingent consideration would be transferred to Renren upon the closing of the SPAC Transaction.

15. FAIR VALUE MEASUREMENTS (cont.)

On April 30, 2019, upon the closing of the SPAC Transaction, the contingency of a successful reverse recapitalization transaction was resolved. The Company determined the fair value of the contingent consideration on April 30, 2019 and recorded the changes in fair value from January 1, 2019 to April 30, 2019 in earnings, then the contingent consideration was assumed by Renren. As KAH’s share price becomes a significant input in the valuation, the Company adopted Monte Carlo simulation method. A Monte Carlo simulation uses random scenarios, together with the assumption of volatility, risk-free rate, expected dividend rate, to generate individual stock price paths. This approach for valuing a contingent consideration with a market condition is appropriate because each individual stock price path that is generated can be monitored to identify paths where the market condition is met. The simulation process is repeated numerous times to generate numerous different stock price paths. The major assumptions used in the Monte Carlo simulation are as follows:

As of April 30, 2019

Volatility	40%
Risk-free rate	3.2%
Expected dividend rate	—%
Simulation steps	10,000

The following is a reconciliation of the beginning and ending balances for contingent consideration measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended December 31, 2019:

Amount
Balance at January 1, 2019	$105,670
Fair value change for the four months ended April 30, 2019	(65,594)
Exchange difference	2,466
Contingent liability assumed by Renren on April 30, 2019	(42,542)
Balance at December 31, 2019	$—